CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Ring Energy, Inc. (the “Company”) on Form 10-Q for the three months ended September 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), the undersigned principal executive officer and financial officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2012

/s/ William Randy Broaddrick

William Randy Broaddrick, Interim Chief Executive Officer &

Interim Chief Financial Officer

(Principal Executive Officer and Principal Financial Officer)